Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended
	September 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:

Interest income	$164,113	$126,947	$37,166	29.3%
Interest expense	57,617	34,446	23,171	67.3%

Net Interest Income	106,496	92,501	13,995	15.1%
Provision for loan losses	815	1,125	(310)	-27.6%
Investment securities gains	905	3,336	(2,431)	-72.9%
Other income	35,247	31,657	3,590	11.3%
Other expenses	81,537	74,036	7,501	10.1%

Income Before Income Taxes	60,296	52,333	7,963	15.2%
Income taxes	18,168	16,324	1,844	11.3%

Net Income	$42,128	$36,009	$6,119	17.0%

Fully taxable equivalent (FTE) net interest income	$109,059	$94,876	$14,183	14.9%

PER-SHARE DATA:
Net income:
Basic	$0.27	$0.24	$0.03	12.5%
Diluted	0.27	0.23	0.04	17.4%

Cash dividends	0.145	0.132	0.013	9.8%

ENDING BALANCES:
Total assets	$12,305,927	$10,570,642	$1,735,285	16.4%
Loans, net of unearned income	8,325,683	7,213,162	1,112,521	15.4%
Deposits	8,816,021	7,460,070	1,355,951	18.2%
Short-term borrowings	1,165,293	1,188,464	(23,171)	-1.9%
Long-term debt	897,944	666,781	231,163	34.7%
Shareholders’ equity	1,275,206	1,129,849	145,357	12.9%

AVERAGE BALANCES:
Total assets	$12,182,655	$10,547,927	$1,634,728	15.5%
Loans, net of unearned income	8,234,531	7,159,211	1,075,320	15.0%
Deposits	8,703,395	7,461,511	1,241,884	16.6%
Short-term borrowings	1,115,122	1,208,379	(93,257)	-7.7%
Long-term debt	952,372	654,969	297,403	45.4%
Shareholders’ equity	1,278,102	1,103,517	174,585	15.8%
NOTE: All financial information for periods prior to the quarter ended September 30, 2005 has been restated for the impact of adopting Statement of Financial Accounting Standards No. 123R, “Share-Based Payment”. Statement 123R requires the recognition of compensation expense for stock options.

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Nine Months Ended
	September 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$453,534	$362,907	$90,627	25.0%
Interest expense	148,865	98,733	50,132	50.8%

Net Interest Income	304,669	264,174	40,495	15.3%
Provision for loan losses	2,340	3,665	(1,325)	-36.2%
Investment securities gains	5,638	14,513	(8,875)	-61.2%
Other income	104,682	89,180	15,502	17.4%
Other expenses	233,554	206,977	26,577	12.8%

Income Before Income Taxes	179,095	157,225	21,870	13.9%
Income taxes	53,927	47,638	6,289	13.2%

Net Income	$125,168	$109,587	$15,581	14.2%

Fully taxable equivalent (FTE) net interest income	$311,919	$271,227	$40,692	15.0%

PER-SHARE DATA:
Net income:
Basic	$0.80	$0.74	$0.06	8.1%
Diluted	0.79	0.73	0.06	8.2%

Cash dividends	0.422	0.386	0.036	9.3%

AVERAGE BALANCES:
Total assets	$11,608,053	$10,277,845	$1,330,208	12.9%
Loans, net of unearned income	7,902,614	6,766,049	1,136,565	16.8%
Deposits	8,227,833	7,210,202	1,017,631	14.1%
Short-term borrowings	1,178,061	1,278,517	(100,456)	-7.9%
Long-term debt	826,150	627,384	198,766	31.7%
Shareholders’ equity	1,242,418	1,052,664	189,754	18.0%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	September 30	June 30
	2005	2005	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$164,113	$148,611	$15,502	10.4%
Interest expense	57,617	48,686	8,931	18.3%

Net Interest Income	106,496	99,925	6,571	6.6%
Provision for loan losses	815	725	90	12.4%
Investment securities gains	905	1,418	(513)	-36.2%
Other income	35,247	36,897	(1,650)	-4.5%
Other expenses	81,537	78,189	3,348	4.3%

Income Before Income Taxes	60,296	59,326	970	1.6%
Income taxes	18,168	17,722	446	2.5%

Net Income	$42,128	$41,604	$524	1.3%

Fully taxable equivalent (FTE) net interest income	$109,059	$102,267	$6,792	6.6%

PER-SHARE DATA:
Net income:
Basic	$0.27	$0.27	$—	—
Diluted	0.27	0.27	—	—

Cash dividends	0.145	0.145	—	—

ENDING BALANCES:
Total assets	$12,305,927	$11,572,823	$733,104	6.3%
Loans, net of unearned income	8,325,683	7,861,508	464,175	5.9%
Deposits	8,816,021	8,139,667	676,354	8.3%
Short-term borrowings	1,165,293	1,134,583	30,710	2.7%
Long-term debt	897,944	951,745	(53,801)	-5.7%
Shareholders’ equity	1,275,206	1,195,815	79,391	6.6%

AVERAGE BALANCES:
Total assets	$12,182,655	$11,418,828	$763,827	6.7%
Loans, net of unearned income	8,234,531	7,823,737	410,794	5.3%
Deposits	8,703,395	8,059,110	644,285	8.0%
Short-term borrowings	1,115,122	1,180,975	(65,853)	-5.6%
Long-term debt	952,372	841,650	110,722	13.2%
Shareholders’ equity	1,278,102	1,197,205	80,897	6.8%

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	September 30		Variance
	2005	2004	$	%
	(in thousands)
ASSETS
Cash and due from banks	$403,032	$305,695	$97,337	31.8%
Loans held for sale	233,977	150,452	83,525	55.5%
Other interest-earning assets	95,472	12,566	82,906	659.8%
Investment securities	2,489,575	2,343,686	145,889	6.2%
Loans, net of unearned	8,325,683	7,213,162	1,112,521	15.4%
Allowance for loan losses	(93,936)	(86,827)	(7,109)	8.2%

Net Loans	8,231,747	7,126,335	1,105,412	15.5%
Premises and equipment	166,991	130,874	36,117	27.6%
Accrued interest receivable	47,398	38,651	8,747	22.6%
Goodwill and intangible assets	448,573	298,991	149,582	50.0%
Other assets	189,162	163,392	25,770	15.8%

Total Assets	$12,305,927	$10,570,642	$1,735,285	16.4%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$8,816,021	$7,460,070	$1,355,951	18.2%
Short-term borrowings	1,165,293	1,188,464	(23,171)	-1.9%
Long-term debt	897,944	666,781	231,163	34.7%
Other liabilities	151,463	125,478	25,985	20.7%

Total Liabilities	11,030,721	9,440,793	1,589,928	16.8%
Shareholders’ equity	1,275,206	1,129,849	145,357	12.9%

Total Liabilities and Shareholders’ Equity	$12,305,927	$10,570,642	$1,735,285	16.4%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,049,330	$1,848,058	$201,272	10.9%
Commercial — agricultural	327,249	316,323	10,926	3.5%
Real estate — commercial mortgage	2,734,432	2,284,755	449,677	19.7%
Real estate — residential mortgage	593,233	528,421	64,812	12.3%
Real estate — construction	843,670	580,323	263,347	45.4%
Real estate — home equity	1,183,596	1,053,333	130,263	12.4%
Consumer	529,409	529,413	(4)	0.0%
Leasing and other	64,764	72,536	(7,772)	-10.7%

Total Loans, net of unearned income	$8,325,683	$7,213,162	$1,112,521	15.4%

Deposits, by type:
Noninterest-bearing demand	$1,678,923	$1,427,008	$251,915	17.7%
Interest-bearing demand	1,624,208	1,391,071	233,137	16.8%
Savings deposits	2,152,771	1,889,543	263,228	13.9%
Time deposits	3,360,119	2,752,448	607,671	22.1%

Total Deposits	$8,816,021	$7,460,070	$1,355,951	18.2%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	September 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
Interest Income:
Loans, including fees	$136,092	$103,033	$33,059	32.1%
Investment securities:
Taxable	18,947	18,247	700	3.8%
Tax-exempt	3,213	2,407	806	33.5%
Dividends	1,125	1,035	90	8.7%
Loans held for sale	4,194	2,199	1,995	90.7%
Other interest income	542	26	516	1984.6%

Total Interest Income	164,113	126,947	37,166	29.3%
Interest Expense:
Deposits	38,480	22,644	15,836	69.9%
Short-term borrowings	8,655	3,840	4,815	125.4%
Long-term debt	10,482	7,962	2,520	31.7%

Total Interest Expense	57,617	34,446	23,171	67.3%

Net Interest Income	106,496	92,501	13,995	15.1%
Provision for Loan Losses	815	1,125	(310)	-27.6%

Net Interest Income after Provision	105,681	91,376	14,305	15.7%
Other Income:
Investment management and trust services	8,730	8,650	80	0.9%
Service charges on deposit accounts	10,488	10,182	306	3.0%
Other service charges and fees	5,808	5,367	441	8.2%
Gain on sale of mortgage loans	7,624	5,694	1,930	33.9%
Investment securities gains	905	3,336	(2,431)	-72.9%
Other	2,597	1,764	833	47.2%

Total Other Income	36,152	34,993	1,159	3.3%

Other Expenses:
Salaries and employee benefits	46,761	45,812	949	2.1%
Net occupancy expense	7,459	6,159	1,300	21.1%
Equipment expense	3,203	2,705	498	18.4%
Data processing	3,100	2,915	185	6.3%
Advertising	1,995	1,631	364	22.3%
Intangible amortization	1,510	1,233	277	22.5%
Other	17,509	13,581	3,928	28.9%

Total Other Expenses	81,537	74,036	7,501	10.1%

Income Before Income Taxes	60,296	52,333	7,963	15.2%
Income Taxes	18,168	16,324	1,844	11.3%

Net Income	$42,128	$36,009	$6,119	17.0%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.27	$0.24	$0.03	12.5%
Diluted	0.27	0.23	0.04	17.4%

Cash dividends	$0.145	$0.132	$0.013	9.8%
Book value	8.12	7.47	0.65	8.7%
Tangible book value	5.27	5.49	(0.22)	-4.0%

Weighted average shares (basic)	156,815	151,870	4,945	3.3%
Weighted average shares (diluted)	158,677	153,508	5,169	3.4%
Shares outstanding, end of period	156,953	151,254	5,699	3.8%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.37%	1.36%
Return on average equity	13.08%	12.98%
Return on average equity (tangible)	20.62%	18.20%
Net interest margin	3.92%	3.88%
Efficiency ratio	55.5%	57.5%
Average equity to average assets	10.5%	10.5%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended September 30
		2005			2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$8,234,531	$136,915	6.60%	$7,159,211	$103,903	5.79%
Taxable investment securities	2,015,378	18,947	3.74%	2,037,040	18,247	3.56%
Tax-exempt investment securities	387,233	4,761	4.92%	262,962	3,618	5.50%
Equity securities	137,873	1,317	3.80%	138,264	1,329	3.83%

Total Investment Securities	2,540,484	25,025	3.92%	2,438,266	23,194	3.78%
Loans held for sale	266,588	4,194	6.29%	119,983	2,199	6.42%
Other interest-earning assets	62,406	542	3.43%	6,106	26	1.73%

Total Interest-earning Assets	11,104,009	166,676	5.97%	9,723,566	129,322	5.30%

Noninterest-earning assets:
Cash and due from banks	370,531			326,204
Premises and equipment	164,447			130,776
Other assets	638,195			454,529
Less: allowance for loan losses	(94,527)			(87,148)

Total Assets	$12,182,655			$10,547,927

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,586,338	$4,169	1.04%	$1,399,005	$1,863	0.53%
Savings deposits	2,162,030	7,640	1.40%	1,868,650	2,972	0.63%
Time deposits	3,303,240	26,671	3.20%	2,764,597	17,809	2.56%

Total Interest-bearing Deposits	7,051,608	38,480	2.16%	6,032,252	22,644	1.49%
Short-term borrowings	1,115,122	8,655	3.05%	1,208,379	3,840	1.26%
Long-term debt	952,372	10,482	4.33%	654,969	7,962	4.84%

Total Interest-bearing Liabilities	9,119,102	57,617	2.50%	7,895,600	34,446	1.72%

Noninterest-bearing liabilities:
Demand deposits	1,651,787			1,429,259
Other	133,664			119,551

Total Liabilities	10,904,553			9,444,410
Shareholders’ equity	1,278,102			1,103,517

Total Liabilities and Shareholders’ Equity	$12,182,655			$10,547,927

Net interest income/net interest margin (fully taxable equivalent)		109,059	3.92%		94,876	3.88%

Tax equivalent adjustment		(2,563)			(2,375)

Net interest income		$106,496			$92,501

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

FULTON FINANCIAL CORPORATION CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Nine Months Ended
	September 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
Interest Income:
Loans, including fees	$376,029	$288,358	$87,671	30.4%
Investment securities:
Taxable	55,465	59,635	(4,170)	-7.0%
Tax-exempt	8,905	7,480	1,425	19.1%
Dividends	3,364	2,979	385	12.9%
Loans held for sale	8,705	4,400	4,305	97.8%
Other interest income	1,066	55	1,011	1838.2%

Total Interest Income	453,534	362,907	90,627	25.0%

Interest Expense:
Deposits	97,392	65,339	32,053	49.1%
Short-term borrowings	23,393	10,302	13,091	127.1%
Long-term debt	28,080	23,092	4,988	21.6%

Total Interest Expense	148,865	98,733	50,132	50.8%

Net Interest Income	304,669	264,174	40,495	15.3%
Provision for Loan Losses	2,340	3,665	(1,325)	-36.2%

Net Interest Income after Provision	302,329	260,509	41,820	16.1%

Other Income:
Investment management and trust services	26,715	25,932	783	3.0%
Service charges on deposit accounts	29,780	29,616	164	0.6%
Other service charges and fees	18,506	15,363	3,143	20.5%
Gain on sale of mortgage loans	19,963	13,458	6,505	48.3%
Investment securities gains	5,638	14,513	(8,875)	-61.2%
Other	9,718	4,811	4,907	102.0%

Total Other Income	110,320	103,693	6,627	6.4%

Other Expenses:
Salaries and employee benefits	136,294	124,536	11,758	9.4%
Net occupancy expense	21,506	17,536	3,970	22.6%
Equipment expense	9,161	8,095	1,066	13.2%
Data processing	9,590	8,602	988	11.5%
Advertising	6,244	5,073	1,171	23.1%
Intangible amortization	3,857	3,580	277	7.7%
Other	46,902	39,555	7,347	18.6%

Total Other Expenses	233,554	206,977	26,577	12.8%

Income Before Income Taxes	179,095	157,225	21,870	13.9%
Income Taxes	53,927	47,638	6,289	13.2%

Net Income	$125,168	$109,587	$15,581	14.2%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.80	$0.74	$0.06	8.1%
Diluted	0.79	0.73	0.06	8.2%

Cash dividends	$0.422	$0.386	$0.036	9.3%
Book value	8.12	7.47	0.65	8.7%
Tangible book value	5.27	5.49	(0.22)	-4.0%

Weighted average shares (basic)	156,223	148,888	7,335	4.9%
Weighted average shares (diluted)	158,142	150,466	7,676	5.1%
Shares outstanding, end of period	156,953	151,254	5,699	3.8%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.44%	1.42%
Return on average equity	13.47%	13.91%
Return on average equity (tangible)	20.47%	18.20%
Net interest margin	3.93%	3.80%
Efficiency ratio	55.1%	56.4%
Average equity to average assets	10.7%	10.2%

FULTON FINANCIAL CORPORATION

AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Nine Months Ended September 30
	2005			2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$7,902,614	$378,377	6.40%	$6,766,049	$290,904	5.75%
Taxable investment securities	1,988,425	55,466	3.71%	2,245,667	59,635	3.55%
Tax-exempt investment securities	354,734	13,243	4.98%	270,637	11,248	5.54%
Equity securities	130,602	3,927	4.02%	135,791	3,718	3.65%

Total Investment Securities	2,473,761	72,636	3.91%	2,652,095	74,601	3.73%

Loans held for sale	188,337	8,705	6.16%	83,749	4,400	7.02%
Other interest-earning assets	46,432	1,066	3.05%	5,525	55	1.33%

Total Interest-earning Assets	10,611,144	460,784	5.80%	9,507,418	369,960	5.19%

Noninterest-earning assets:
Cash and due from banks	345,480			319,905
Premises and equipment	155,253			127,660
Other assets	588,265			407,099
Less: allowance for loan losses	(92,089)			(84,237)

Total Assets	$11,608,053			$10,277,845

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,522,366	$10,448	0.92%	$1,343,681	$4,852	0.48%
Savings deposits	2,021,169	17,964	1.19%	1,828,788	8,115	0.59%
Time deposits	3,107,603	68,980	2.97%	2,679,615	52,372	2.61%

Total Interest-bearing Deposits	6,651,138	97,392	1.96%	5,852,084	65,339	1.49%

Short-term borrowings	1,178,061	23,393	2.63%	1,278,517	10,302	1.08%
Long-term debt	826,150	28,080	4.52%	627,384	23,092	4.92%

Total Interest-bearing Liabilities	8,655,349	148,865	2.29%	7,757,985	98,733	1.70%

Noninterest-bearing liabilities:
Demand deposits	1,576,695			1,358,118
Other	133,591			109,078

Total Liabilities	10,365,635			9,225,181
Shareholders’ equity	1,242,418			1,052,664

Total Liabilities and Shareholders’ Equity	$11,608,053			$10,277,845

Net interest income/net interest margin (fully taxable equivalent)		311,919	3.93%		271,227	3.80%

Tax equivalent adjustment		(7,250)			(7,053)

Net interest income		$304,669			$264,174

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	September 30	June 30
	2005	2005	$	%
		(in thousands)
ASSETS
Cash and due from banks	$403,032	$358,581	$44,451	12.4%
Loans held for sale	233,977	237,713	(3,736)	-1.6%
Other interest-earning assets	95,472	22,600	72,872	322.4%
Investment securities	2,489,575	2,429,365	60,210	2.5%
Loans, net of unearned	8,325,683	7,861,508	464,175	5.9%
Allowance for loan losses	(93,936)	(90,402)	(3,534)	3.9%

Net Loans	8,231,747	7,771,106	460,641	5.9%
Premises and equipment	166,991	153,598	13,393	8.7%
Accrued interest receivable	47,398	43,819	3,579	8.2%
Goodwill and intangible assets	448,573	386,795	61,778	16.0%
Other assets	189,162	169,246	19,916	11.8%

Total Assets	$12,305,927	$11,572,823	$733,104	6.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$8,816,021	$8,139,667	$676,354	8.3%
Short-term borrowings	1,165,293	1,134,583	30,710	2.7%
Long-term debt	897,944	951,745	(53,801)	-5.7%
Other liabilities	151,463	151,013	450	0.3%

Total Liabilities	11,030,721	10,377,008	653,713	6.3%
Shareholders’ equity	1,275,206	1,195,815	79,391	6.6%

Total Liabilities and Shareholders’ Equity	$12,305,927	$11,572,823	$733,104	6.3%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,049,330	$1,991,480	$57,850	2.9%
Commercial — agricultural	327,249	322,791	4,458	1.4%
Real estate — commercial mortgage	2,734,432	2,556,990	177,442	6.9%
Real estate — residential mortgage	593,233	558,845	34,388	6.2%
Real estate — construction	843,670	743,774	99,896	13.4%
Real estate — home equity	1,183,596	1,141,749	41,847	3.7%
Consumer	529,409	485,488	43,921	9.0%
Leasing and other	64,764	60,391	4,373	7.2%

Total Loans, net of unearned income	$8,325,683	$7,861,508	$464,175	5.9%

Deposits, by type:
Noninterest-bearing demand	$1,678,923	$1,611,909	$67,014	4.2%
Interest-bearing demand	1,624,208	1,471,398	152,810	10.4%
Savings deposits	2,152,771	1,965,523	187,248	9.5%
Time deposits	3,360,119	3,090,837	269,282	8.7%

Total Deposits	$8,816,021	$8,139,667	$676,354	8.3%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	September 30	June 30
	2005	2005	$	%
		(in thousands)
Interest Income:
Loans, including fees	$136,092	$123,309	$12,783	10.4%
Investment securities:
Taxable	18,947	18,257	690	3.8%
Tax-exempt	3,213	2,843	370	13.0%
Dividends	1,125	1,155	(30)	-2.6%
Loans held for sale	4,194	2,699	1,495	55.4%
Other interest income	542	348	194	55.7%

Total Interest Income	164,113	148,611	15,502	10.4%

Interest Expense:
Deposits	38,480	31,104	7,376	23.7%
Short-term borrowings	8,655	7,914	741	9.4%
Long-term debt	10,482	9,668	814	8.4%

Total Interest Expense	57,617	48,686	8,931	18.3%

Net Interest Income	106,496	99,925	6,571	6.6%
Provision for Loan Losses	815	725	90	12.4%

Net Interest Income after Provision	105,681	99,200	6,481	6.5%

Other Income:
Investment management and trust services	8,730	8,966	(236)	-2.6%
Service charges on deposit accounts	10,488	9,960	528	5.3%
Other service charges and fees	5,808	7,142	(1,334)	-18.7%
Gain on sale of mortgage loans	7,624	6,290	1,334	21.2%
Investment securities gains	905	1,418	(513)	-36.2%
Other	2,597	4,539	(1,942)	-42.8%

Total Other Income	36,152	38,315	(2,163)	-5.6%

Other Expenses:
Salaries and employee benefits	46,761	45,235	1,526	3.4%
Net occupancy expense	7,459	6,549	910	13.9%
Equipment expense	3,203	2,888	315	10.9%
Data processing	3,100	3,321	(221)	-6.7%
Advertising	1,995	2,276	(281)	-12.3%
Intangible amortization	1,510	1,168	342	29.3%
Other	17,509	16,752	757	4.5%

Total Other Expenses	81,537	78,189	3,348	4.3%

Income Before Income Taxes	60,296	59,326	970	1.6%
Income Taxes	18,168	17,722	446	2.5%

Net Income	$42,128	$41,604	$524	1.3%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.27	$0.27	$—	—
Diluted	0.27	0.27	—	—

Cash dividends	$0.145	$0.145	$—	—
Book value	8.12	7.82	0.30	3.8%
Tangible book value	5.27	5.29	(0.02)	-0.4%

Weighted average shares (basic)	156,815	154,509	2,306	1.5%
Weighted average shares (diluted)	158,677	156,333	2,344	1.5%
Shares outstanding, end of period	156,953	152,956	3,997	2.6%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.37%	1.46%
Return on average equity	13.08%	13.94%
Return on average equity (tangible)	20.62%	20.98%
Net interest margin	3.92%	3.92%
Efficiency ratio	55.5%	55.4%
Average equity to average assets	10.5%	10.5%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	September 30, 2005			June 30, 2005
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS
Interest-earning assets:
Loans and leases	$8,234,531	$136,915	6.60%	$7,823,737	$124,080	6.36%
Taxable investment securities	2,015,378	18,947	3.74%	1,965,683	18,257	3.71%
Tax-exempt investment securities	387,233	4,761	4.92%	341,044	4,227	4.96%
Equity securities	137,873	1,317	3.80%	129,980	1,341	4.14%

Total Investment Securities	2,540,484	25,025	3.92%	2,436,707	23,825	3.91%
Loans held for sale	266,588	4,194	6.29%	152,503	2,699	7.08%
Other interest-earning assets	62,406	542	3.43%	47,819	348	2.90%

Total Interest-earning Assets	11,104,009	166,676	5.97%	10,460,766	150,952	5.79%

Noninterest-earning assets:
Cash and due from banks	370,531			342,592
Premises and equipment	164,447			152,123
Other assets	638,195			554,556
Less: allowance for loan losses	(94,527)			(91,209)

Total Assets	$12,182,655			$11,418,828

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,586,338	$4,169	1.04%	$1,484,772	$3,309	0.89%
Savings deposits	2,162,030	7,640	1.40%	1,986,909	5,859	1.18%
Time deposits	3,303,240	26,671	3.20%	3,019,818	21,936	2.91%

Total Interest-bearing Deposits	7,051,608	38,480	2.16%	6,491,499	31,104	1.92%
Short-term borrowings	1,115,122	8,655	3.05%	1,180,975	7,914	2.68%
Long-term debt	952,372	10,482	4.33%	841,650	9,668	4.59%

Total Interest-bearing Liabilities	9,119,102	57,617	2.50%	8,514,124	48,686	2.29%

Noninterest-bearing liabilities:
Demand deposits	1,651,787			1,567,611
Other	133,664			139,888

Total Liabilities	10,904,553			10,221,623
Shareholders’ equity	1,278,102			1,197,205

Total Liabilities and Shareholders’ Equity	$12,182,655			$11,418,828

Net interest income/net interest margin (fully taxable equivalent)		109,059	3.92%		102,266	3.92%

Tax equivalent adjustment		(2,563)			(2,341)

Net interest income		$106,496			$99,925

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)

	Quarter Ended		Nine Months Ended
	September 30		September 30
	2005	2004	2005	2004
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$90,402	$86,539	$89,627	$77,700
Loans charged off	(1,625)	(2,056)	(5,104)	(6,289)
Recoveries of loans previously charged off	1,236	1,019	3,965	3,639

Net loans charged-off	(389)	(1,037)	(1,139)	(2,650)
Provision for loan losses	815	1,125	2,340	3,665
Allowance purchased	3,108	200	3,108	8,112

Balance at end of period	$93,936	$86,827	$93,936	$86,827

Net charge-offs to average loans (annualized)	0.02%	0.06%	0.02%	0.05%

NON-PERFORMING ASSETS:
Nonaccrual loans	$30,669	$23,422
Accruing loans 90+ days overdue	13,350	10,962
Other real estate owned	4,042	1,325

Total Nonperforming Assets	$48,061	$35,709

ASSET QUALITY RATIOS:
Nonaccrual loans to total loans	0.37%	0.32%
Nonperforming assets to total loans and OREO	0.58%	0.49%
Nonperforming assets to total assets	0.39%	0.34%
Allowance for loan losses to loans outstanding	1.13%	1.20%
Allowance/nonperforming loans	213%	253%

	Quarter Ended
	September 30	June 30
	2005	2005
	(dollars in thousands)
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$90,402	$90,127
Loans charged off	(1,625)	(1,660)
Recoveries of loans previously charged off	1,236	1,210

Net loans charged-off	(389)	(450)
Provision for loan losses	815	725
Allowance purchased	3,108	—

Balance at end of period	$93,936	$90,402

Net charge-offs to average loans (annualized)	0.02%	0.02%

NON-PERFORMING ASSETS:
Nonaccrual loans	$30,669	$20,820
Accruing loans 90+ days overdue	13,350	7,453
Other real estate owned	4,042	3,478

Total Nonperforming Assets	$48,061	$31,751

ASSET QUALITY RATIOS:
Nonaccrual loans to total loans	0.37%	0.26%
Nonperforming assets to total loans and OREO	0.58%	0.40%
Nonperforming assets to total assets	0.39%	0.27%
Allowance for loan losses to loans outstanding	1.13%	1.15%
Allowance/nonperforming loans	213%	320%

FULTON FINANCIAL CORPORATION
SOMERSET VALLEY BANK — ACQUIRED BALANCES (UNAUDITED)
JULY 1, 2005
NOTE: The following table presents a summary of the balances added to the Corporation as a result of its July 1, 2005 acquisition of Somerset Valley Bank. The balances presented include a preliminary allocation of the purchase price.

ASSETS
Cash and due from banks	$20,035
Other interest-earning assets	61,046
Investment securities	124,916
Loans, net of unearned	304,768
Allowance for loan losses	(3,108)

Net Loans	301,660
Premises and equipment	9,279
Accrued interest receivable	2,127
Goodwill and intangible assets	63,284
Other assets	8,442

Total Assets	$590,789

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$473,379
Long-term debt	24,587
Other liabilities	2,301

Total Liabilities	500,267
Shareholders’ equity	90,522

Total Liabilities and Shareholders’ Equity	$590,789

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$71,054
Real estate — commercial mortgage	140,311
Real estate — residential mortgage	28,970
Real estate — construction	33,949
Real estate — home equity	28,495
Consumer and other	1,989

Total Loans, net of unearned income	$304,768

Deposits, by type:
Noninterest-bearing demand	$65,943
Interest-bearing demand	86,965
Savings deposits	171,780
Time deposits	148,691

Total Deposits	$473,379